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                                                   Filed Pursuant to Rule 497(e)
                                                   Registration File No. 2-34215



                        SCHRODER CAPITAL FUNDS (DELAWARE)
                        ---------------------------------


                         SCHRODER EMERGING MARKETS FUND
                           SCHRODER INTERNATIONAL FUND


                        SUPPLEMENT DATED JULY 1, 2003 TO


                         PROSPECTUS DATED MARCH 1, 2003


I.  REDEMPTION FEES - SCHRODER INTERNATIONAL AND EMERGING MARKETS FUNDS

         The section entitled "Redemption Fee - Schroder International Fund" on page 27 of the Prospectus is revised in its entirety as follows:

"Redemption Fees - Schroder International Fund and Schroder Emerging Markets
Fund.

         Each of Schroder International Fund and Schroder Emerging Markets Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The redemption fee applies only to shares of either Fund purchased on or after July 1, 2003.

         To the extent that the redemption fee applies, the price you will receive when you redeem your shares of either Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is applied only against the portion of your redemption proceeds that represents the lower of (i) the initial cost of the shares redeemed and (ii) the net asset value of the shares at the time of redemption, so that you will not pay a fee on amounts attributable to capital appreciation of your shares. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by either Fund, shares held in employer-sponsored retirement accounts (such as 401(k), 403(b), Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension accounts), or shares redeemed through designated systematic withdrawal plans. The redemption fee does apply to all other accounts including IRAs, and may also apply to shares in retirement plans held in broker omnibus accounts.

         For purposes of computing the redemption fee for each Fund, redemptions by a shareholder to which the fee applies will be deemed to have been made in the following order: (i) from shares acquired prior to July 1, 2003; (ii) from shares of the Fund purchased through the reinvestment of dividends and distributions paid by the Fund; and (iii) from all other shares of the Fund, on a first-purchased, first-redeemed basis. Only shares described in clause (iii) above that are redeemed two months or less from their date of purchase will be subject to the redemption fee."


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         Shares of Schroder International Fund purchased on or after May 1, 2003 and before July 1, 2003 continue to be subject to the redemption fee described in the Prospectus, except that the redemption fee will be charged only with respect to shares that are redeemed two (rather than three) months or less from their date of purchase.


II. SHAREHOLDER FEES

         To reflect the redemption fee applicable to shares of each of Schroder International Fund and Schroder Emerging Markets Fund, the table entitled "Fees and Expenses - Shareholder Fees" on page 14 of the Prospectus is revised in its entirety as shown below. Shares of Schroder International Fund purchased on or after May 1, 2003 and before July 1, 2003 will continue to be subject to the redemption fee described in the Prospectus, except that the fee will be charged only with respect to shares that are redeemed two (rather than three) months or less from their date of purchase.

SHAREHOLDER FEES (paid directly from your investment):

 Maximum Sales Load Imposed on Purchases..............................  None
 Maximum Deferred Sales Load..........................................  None
 Maximum Sales Load Imposed on Reinvested Dividends...................  None
 Redemption Fee:
     Schroder International Fund and Schroder Emerging Markets Fund...  2.00%(1)
     All other Funds..................................................  None
 Exchange Fee.........................................................  None


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(1)  Shares of each of Schroder International Fund and Schroder Emerging Markets
     Fund purchased on or after July 1, 2003 and held for two months or less are subject to a redemption fee of 2.00%. See the section entitled "Redemption Fees - Schroder International Fund and Schroder Emerging Markets Fund," as revised by this Supplement, for more information on the application of the redemption fee.


III. MANAGEMENT OF SCHRODER U.S. LARGE CAP EQUITY FUND

         The section entitled "Management of the Funds - New Subadvisory Arrangements for Schroder Emerging Markets Fund and Schroder U.S. Large Cap Equity Fund" on page 23 of the Prospectus is amended by adding the following paragraph at the end of the section:

         "The arrangement relating to Schroder's engagement of its affiliate, SIMNA Ltd., as subadviser responsible for the portfolio management of Schroder Emerging Markets Fund, was approved by the Board of Trustees of Schroder Capital Funds (Delaware) in February 2003 and went into effect on April 1, 2003. It is not expected that the proposed subadvisory arrangement between Schroder and SIMNA Ltd. relating to Schroder U.S. Large Cap Equity Fund will be implemented."